UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 28, 2024

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $1 par value	DE	New York Stock Exchange
6.55% Debentures Due 2028	DE28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

Deere & Company (the “Company”) held its annual meeting of shareholders on February 28, 2024 (the “Annual Meeting”). The voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

1.	Election of Directors

All director nominees were elected for terms expiring at the 2025 annual meeting of shareholders with the following votes:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non-Votes
Leanne G. Caret	196,978,655	3,491,807	930,160	35,486,770
Tamra A. Erwin	196,721,242	4,282,371	397,009	35,486,770
Alan C. Heuberger	200,215,587	823,010	362,025	35,486,770
L. Neil Hunn	199,939,089	1,060,681	400,852	35,486,770
Michael O. Johanns	196,402,551	4,661,536	336,535	35,486,770
Clayton M. Jones	188,895,068	12,113,925	391,629	35,486,770
John C. May	187,199,172	13,281,373	920,077	35,486,770
Gregory R. Page	189,748,157	11,307,939	344,526	35,486,770
Sherry M. Smith	193,008,089	7,966,499	426,034	35,486,770
Dmitri L. Stockton	194,632,891	6,407,055	360,676	35,486,770
Sheila G. Talton	196,346,465	4,621,123	433,034	35,486,770

2.	Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
186,037,110	14,543,702	819,810	35,486,770

3.	Ratification of Independent Registered Public Accounting Firm

Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2024 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
222,992,295	12,466,913	1,428,184

4.	Shareholder Proposal Regarding a Customer and Company Sustainability Congruency Report

A shareholder proposal regarding a customer and company sustainability congruency report was not approved, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
3,033,263	195,280,536	3,086,823	35,486,770

5.	Shareholder Proposal Regarding a Civil Rights, Non-Discrimination, and Return to Merit Audit

A shareholder proposal regarding a civil rights, non-discrimination, and return to merit audit was not approved, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
2,095,131	196,128,656	3,176,835	35,486,770

6.	Shareholder Proposal Regarding Shareholder Ratification of Golden Parachutes

A shareholder proposal regarding shareholder ratification of golden parachutes was not approved, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
76,495,960	123,772,396	1,132,266	35,486,770

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

	By:	/s/ Edward R. Berk
Edward R. Berk
Secretary

Dated: March 1, 2024

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